SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                       September 1, 2004 (August 27, 2004)

                                UCAP Incorporated

           Colorado                        0-27480             84-1325695
           --------                        -------             ----------
(State or other jurisdiction     (Commission File ID No.)  (IRS Employer No.)
                                                            of incorporation)

                        Suite 700, 14001 E. Iliff Avenue
                                Denver, CO 80014
                    (Address of principal executive offices)

                                 (303) 696-1700
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Item 4.01 Changes in Registrant's Certifying Accountant

      On August 27, 2004, Richey, May & Co., LLP resigned as UCAP Incorporated's ("UCAP") independent accountants, and on the same date, the Board of Directors of UCAP approved the engagement of Stark Winter Schenkein & Co., LLP as its independent accountants.

      Richey, May & Co., LLP was not the principal accountants for the Registrant for the report for the fiscal year ended September 30, 2002, and the Company has not filed an annual report on Form 10-KSB for the fiscal year ended June 30, 2003, as of the date of this report. Therefore, Richey, May & Co., LLP did not provided the Company with a report on the financial statements for either of the past two fiscal years, which could have contained an adverse opinion, disclaimer of opinion, or which could have been modified as to uncertainty, audit scope, or accounting principles.

      During the two most recent fiscal years ended June 30, 2003 and September 30, 2002, and subsequent interim period through the date of this report, there were no disagreements with Richey, May & Co., LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to Richey, May & Co., LLP's satisfaction would have caused them to make reference to the subject matter of the disagreement(s) in connection with its report.

      During the two most recent fiscal years ended June 30, 2003 and September 30, 2002, and subsequent interim period through the date of this report, there were no events as described in Item 304(a)(1)(iv)(B).

      The Registrant has provided Richey, May & Co., LLP with a copy of this disclosure and has requested that Richey, May & Co., LLP provide the Registrant with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made under Item 4.01 of this Form 8-K, a copy of which the Registrant has filed as an amendment to this report.

      During the two most recent fiscal years of the Registrant ended December 31, 2004 and the subsequent period hereto, UCAP did not consult with Stark Winter Schenkein & Co., LLP regarding any matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

Item 9.01  Financial Statements and Exhibits.

           (c)  Exhibits

                16.1 Letter from Richey, May & Co., LLP

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                    UCAP Incorporated
                                    (Registrant)


Dated:  September 1, 2004           By:/s/ Will Rogers
                                      --------------------------------------
                                           Will Rogers, Director